EXECUTION DRAFT

Exhibit 10.4

ASSUMPTION AGREEMENT

This Assumption Agreement (“Assumption Agreement”) is made as of June 30, 2021 (the “Effective Date”), by and among WILMINGTON TRUST, NATIONAL ASSOCIATION, AS TRUSTEE, FOR THE BENEFIT OF THE REGISTERED HOLDERS OF WFRBS COMMERCIAL MORTGAGE TRUST 2014-C24, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2014-C24 (“Noteholder”), THE ENTITIES SET FORTH ON SCHEDULE I ATTACHED HERETO (individually or collectively as the context requires, “Borrower”), CTO REALTY GROWTH, INC., a Maryland corporation (“Current Guarantor”), ALPINE INCOME PROPERTY TRUST, INC., a Maryland corporation (“New Guarantor”), and PINE21 ACQUISITIONS LLC, a Delaware limited liability company (“Assumptor”).

RECITALS

A.Noteholder’s predecessor in interest, Wells Fargo Bank, National Association (“Original Noteholder”), made a loan to Borrower in the original principal amount of $30,000,000.00 (the “Loan”), under the terms and provisions set forth in the following loan documents:
1.Promissory Note, dated as of September 30, 2014, payable by Borrower to Original Noteholder in the original principal amount of the Loan (the “Note”);
2.Loan Agreement, dated of even date with the Note, by and among Borrower and Original Noteholder (the “Loan Agreement”);
3.Each Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing and the Multistate Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (each a “Security Instrument” and collectively, the “Security Instruments”), dated as of even date with the Note, by Borrower to or for the benefit of Original Noteholder covering the Properties (as defined in the Loan Agreement);
4.UCC-1 financing statements with Borrower as debtor and Original Noteholder as secured party filed with the Delaware Secretary of State and with the appropriate recorder’s office in the county where each Property is located;
5.Deposit Account Control Agreement (Springing Lockbox), dated of even date with the Note (the “Deposit Account Agreement”), by and among Borrower, Original Noteholder and Wells Fargo Bank, National Association (in such capacity, “Deposit Bank”);
6.Cash Management Agreement, dated of even date with the Note (the “Cash Management Agreement”), by and among Borrower and Original Noteholder;
7.Environmental Indemnity Agreement, dated of even date with the Note, by Borrower and Consolidated-Tomoka Land Co., a Florida corporation, Current Guarantor’s predecessor in interest (“Original Guarantor”), in favor of Original Noteholder (the “Environmental Indemnity”); and
8.Guaranty of Recourse Obligations of Borrower, dated of even date with the Note, by Original Guarantor, in favor of Original Noteholder (the “Guaranty”).

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B.The documents listed in Recital A above, together with all other documents currently evidencing or securing the Loan are referred to herein as the “Original Loan Documents”.  Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Loan Agreement.
C.Original Noteholder assigned, sold and transferred its interest in the Loan and the Original Loan Documents to Noteholder, and Noteholder is the current holder of all of Original Noteholder’s interest in the Loan and the Original Loan Documents.
D.As set forth in that certain Reaffirmation, Consent to Transfer and Replacement of Guarantor, dated as of January 29, 2021, by and among Noteholder, Current Guarantor and Borrower (the “Reaffirmation Agreement”), in connection with the REIT Conversion (as defined in the Reaffirmation Agreement), Noteholder previously consented to the Transaction (as defined below), which included confirming Current Guarantor as the “Guarantor” of the Loan pursuant to the terms of the Reaffirmation Agreement and that certain Reaffirmation of Joinder By and Agreement of New Indemnitor, dated as of January 29, 2021, made by Current Guarantor in favor of Noteholder (the “Existing Joinder”).
E.The Original Loan Documents, together with the Reaffirmation Agreement, the Existing Joinder, this Assumption Agreement, the New Indemnitor Joinder (as defined below), the Current Indemnitor Joinder (as defined below), the Additional UCC Filings (as defined below), the Deposit Account Control Agreement (as defined below), the Amendment to Cash Management Agreement (as defined below) and the other documents executed in connection with this Assumption Agreement (collectively other than the Original Loan Documents, the “Assumption Documents”), as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, are hereinafter collectively defined as the “Loan Documents”.
F.As of the Effective Date:
1.The principal balance outstanding under the Note is $30,000,000.00;
2.Accrued interest on the Note has been paid as of June 10, 2021;
3.The balance in the Tax Reserve Account held by Noteholder pursuant to Section 8.1 of the Loan Agreement is $0.00;
4.The balance in the Insurance Reserve Account held by Noteholder pursuant to Section 8.2 of the Loan Agreement is $0.00;
5.The balance in the Replacement Reserve Account held by Noteholder pursuant to Section 8.4 of the Loan Agreement is $336,240.00;
6.The balance in the Leasing Reserve Account held by Noteholder pursuant to Section 8.5 of the Loan Agreement is $211,185.00; and
7.The balance in the Existing TI/LC Reserve Account held by Noteholder pursuant to Section 8.9 of the Loan Agreement is $0.00.
G.Pursuant to that certain Purchase and Sale Agreement (as amended from time to time, and as assigned to Assumptor, the “Purchase Agreement”), by and between Borrower, collectively as seller, and Assumptor, as buyer, Borrower has agreed to sell, and Assumptor has agreed to purchase, the Properties (the “Sale”). The Purchase Agreement requires that Assumptor assume the Loan and the obligations of

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Borrower under the Loan Documents (the “Loan Assumption”; and together with the Sale, collectively, the “Transaction”).
H.Borrower and Assumptor have now requested that Noteholder consent to the Transaction.
I.Subject to the terms and conditions hereof (including, without limitation, satisfaction of the conditions precedent set forth in Section 3 hereof), Noteholder is willing to consent to the Transaction.

NOW THEREFORE, FOR VALUABLE CONSIDERATION, including, without limitation, the mutual covenants and promises contained herein, the parties agree as follows:

1.Incorporation.  The foregoing recitals are incorporated herein by this reference.
2.Assumption Fee.  As consideration for Noteholder’s execution of this Assumption Agreement, and in addition to any other sums due hereunder, Assumptor agrees to pay Noteholder or Noteholder’s servicer(s) (all as set forth in the escrow instructions to be executed in connection with the closing of the Transaction), an assumption fee of $150,000.00 (0.5% of the current loan balance), due on execution of this Assumption Agreement by Noteholder.
3.Conditions Precedent.  The following are conditions precedent to Noteholder’s obligations under this Assumption Agreement:
a.Receipt and approval by Noteholder of the organizational documents and evidence of good standing of Borrower, Current Guarantor, Assumptor, New Guarantor and each of their applicable constituent parties, together with such resolutions or certificates as Noteholder may require, in form and content acceptable to Noteholder, authorizing the assignment and assumption of the Loan and executed by the appropriate persons and/or entities on behalf of Borrower, Current Guarantor, Assumptor, New Guarantor and such applicable constituent parties;
b.Receipt and approval by Noteholder of: (i) the executed original of this Assumption Agreement; (ii) six (6) separate executed original Memorandum of Assumption Agreements in the substantially the form attached hereto as Exhibit A, with signatures notarized, and otherwise in form and substance acceptable to Noteholder (collectively, the “Memorandum of Assumption Agreement”) in order to amend each Security Instrument as of record; and (iii) any other documents and agreements which are required pursuant to this Assumption Agreement, in form and content acceptable to Noteholder;
c.Recordation in the real estate records of the applicable county in which each Property is located a certain Memorandum of Assumption Agreement, together with such other documents and agreements, if any, required pursuant to this Assumption Agreement or which Noteholder has requested to be recorded or filed;
d.Execution and delivery to Noteholder by New Guarantor of a new Reaffirmation of Joinder by and Agreement of New Indemnitor (“New Indemnitor Joinder”) in favor of Noteholder in form and substance acceptable to Noteholder, which shall be attached to this Assumption Agreement as Exhibit H;
e.Execution and delivery to Noteholder by Current Guarantor of a new Reaffirmation of Joinder by and Agreement of Current Indemnitor (“Current Indemnitor Joinder”) in favor of Noteholder in form and substance acceptable to Noteholder, which shall be attached to this Assumption Agreement as Exhibit I;

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f.Receipt by Noteholder of evidence that Assumptor’s insurance policies (and insurance carriers) comply with all applicable requirements in the Loan Agreement and are otherwise acceptable to Noteholder and that the annual premiums for same have been paid at or prior to closing;
g.The irrevocable commitment of First American Title Insurance Company (“Title Company”) to issue replacement Title Insurance Policies in form and substance acceptable to Noteholder and without deletions or exceptions other than as expressly approved by Noteholder in writing, insuring Noteholder that the priority and validity of the Security Instrument has not been and will not be impaired by this Assumption Agreement, the conveyance of the Properties, or the transaction contemplated hereby (such policies, collectively, the “Replacement Title Insurance Policy”);
h.Assumptor’s delivery to Noteholder of UCC-1 and UCC-3 Financing Statements in proper form for filing in the appropriate jurisdictions as determined by Noteholder (the “Additional UCC Filings”), which Assumptor expressly authorizes Noteholder to file;
i.Receipt by Noteholder of an executed Form W-9 and Certificate of Authority for Assumptor;
j.The representations and warranties contained herein are true and correct in all material respects;
k.Receipt by Noteholder of any amendments to the Purchase Agreement, executed copies of the warranty deeds by which title to the Properties will be conveyed to Assumptor, and executed copies of the other documents required to be delivered under the Purchase Agreement;
l.Execution and delivery to Noteholder by Assumptor and Wells Fargo Bank, National Association (“Cash Management Bank”), of a First Amendment to Cash Management Agreement (“Amendment to Cash Management Agreement”) in form and substance acceptable to Noteholder;
m.Execution and delivery to Noteholder by Assumptor and Wells Fargo Bank, National Association (“Deposit Bank”) of a Deposit Account Control Agreement (Soft Lockbox) (“Deposit Account Control Agreement”) in form and substance acceptable to Noteholder;
n.Execution and delivery to Noteholder of Tenant Direction Letters (as defined in the Cash Management Agreement), together with evidence that such Tenant Direction Letters have been sent by Assumptor to each Tenant, directing each such Tenant to deposit all Rents into the Deposit Account;
o.Receipt and approval by Noteholder of an assumption opinion from Assumptor’s counsel (licensed in the States of Washington, Maryland, Arizona, Texas, Florida, North Carolina and New York) based on Noteholder’s standard form and otherwise in form and substance acceptable to Noteholder;
p.Receipt and approval by Noteholder of non-consolidation opinion from Assumptor’s bankruptcy counsel in form and substance acceptable to Noteholder;
q.Noteholder’s counsel shall be in a position to issue a satisfactory opinion that the transactions and modifications described herein will not result in a significant modification of the

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loan within the meaning of the applicable Treasury regulations or otherwise result in any adverse tax consequences to the lender under the applicable REMIC statutes and regulations;
r.Receipt by Noteholder of estoppel certificates from each Tenant at each Property, provided, however, in the event certain estoppel certificates specified herein are unavailable as of the date hereof, Noteholder shall have received seller estoppel certificates delivered by the applicable Borrower with respect to the following Tenants: (1) Walgreens (Florida), (2) Big Lots (Maryland), (3) Big Lots (Arizona) and (4) Big Lots (Washington);
s.Receipt by Noteholder of certified operating statements and rent rolls for each Property, dated as of the date hereof;
t.Receipt by Noteholder of an updated Survey for the Harris Teeter Property, in form and substance acceptable to Noteholder;
u.Receipt and approval by Noteholder of all credit, litigation, anti-terrorism, anti-money laundering and other searches as required by Noteholder;
v.Receipt by Noteholder of a Rating Agency Confirmation with respect to the Transaction;
w.Payment by Assumptor of the assumption fee noted in Section 2 above and payment of Noteholder’s standard loan administration fee in the amount of $25,000.00; and
x.Assumptor’s and reimbursement to Noteholder of Noteholder’s reasonable costs and expenses incurred in connection with this Assumption Agreement and the Transaction, including, without limitation, Rating Agency fees, title insurance costs, escrow and recording fees, reasonable attorneys’ fees, administrative fees, appraisal, engineers’ and inspection fees and documentation costs and charges, whether such services are furnished by Noteholder’s employees, agents or independent contractors.
4.Consent to Transaction.  Subject to the terms and conditions contained herein, Noteholder hereby consents to the Transaction.  Noteholder hereby reserves its rights under the terms of the Loan Agreement and any other Loan Document with respect to any subsequent sale, transfer, encumbrance or other conveyance of the Properties or any interest in Assumptor, except as permitted by the Loan Agreement, as amended hereby.  Neither this Assumption Agreement nor Noteholder’s consent to the Transaction shall constitute a modification of any of the terms of the Loan Documents, except as expressly provided for in this Assumption Agreement.
5.Assumption, Consent and Reaffirmation of Assumptor.
a.Assumptor hereby assumes and agrees to pay when due all sums due or to become due or owing under the Note, the Loan Agreement, the Security Instrument and the other Loan Documents and shall hereafter faithfully perform all of Borrower’s obligations under and be bound by all of the provisions of the Loan Documents and assumes all liabilities of Borrower under the Loan Documents, as modified hereby and by the other Assumption Documents, as if Assumptor were an original signatory thereto.  The execution of this Assumption Agreement by Assumptor shall be deemed its execution of the Note, the Loan Agreement, the Security Instrument and the other Loan Documents as amended by this Assumption Agreement, the Amendment to Cash Management Agreement, the Deposit Account Control Agreement and the other Assumption Documents.

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b.Assumptor hereby represents and warrants to Noteholder that Assumptor has reviewed this Assumption Agreement and the Purchase Agreement and all the documents executed in accordance therewith or herewith.  Assumptor consents to the Transaction under the terms and conditions of this Assumption Agreement and the Purchase Agreement.  Assumptor further covenants and agrees that the Transaction shall not, and shall not be deemed to, impair, limit, abrogate or reduce in any manner or to any extent the liability or obligations of Assumptor under the Loan Documents, as such obligations of “Borrower” under the Loan Documents are hereafter assumed by Assumptor.
c.Assumptor hereby renews, reaffirms, ratifies and confirms the Loan Documents to which it has assumed as if Assumptor was the originally named “Borrower” thereunder as of the Effective Date and acknowledges and agrees that such Loan Documents remain in full force and effect without impairment and without modification, except as amended by this Assumption Agreement, the Amendment to Cash Management Agreement, the Deposit Account Control Agreement, the New Indemnitor Joinder and the other Assumption Documents, and that no rights or remedies of Noteholder under such Loan Documents have been waived.  Assumptor confirms that the recitals of this Assumption Agreement are true and accurate in all material respects.
d.Assumptor agrees to continue to pay, perform, and discharge each and every obligation of “Borrower” for the payment and performance under, pursuant to and as set forth in the Loan Documents at the time and manner therein provided.
e.To the extent applicable, Assumptor agrees to maintain and comply with any existing Operations and Maintenance Plan (such plan, an “O&M Plan”) affecting any Property to the fullest extent required by such O&M Plan.
f.Noteholder, as secured party, is authorized by Assumptor, as debtor, to file financing statements listing as collateral “all assets of debtor, whether now owned or hereafter acquired”.
6.Consent and Reaffirmation of New Guarantor.
a.New Guarantor hereby represents and warrants to Noteholder that it has reviewed this Assumption Agreement and the Purchase Agreement and all the documents executed in accordance therewith or herewith.  New Guarantor consents to the Transaction under the terms and conditions of this Assumption Agreement and the Purchase Agreement.  New Guarantor further covenants and agrees that the Transaction shall not, and shall not be deemed to, impair, limit, abrogate or reduce in any manner or to any extent the liability or obligations of New Guarantor under the Loan Documents, as such obligations of “Guarantor” under the Loan Documents are hereafter assumed by New Guarantor.
b.New Guarantor hereby renews, reaffirms, ratifies and confirms the Loan Documents to which it has assumed, as modified hereby and by the other Assumption Documents, as if New Guarantor was the originally named “Guarantor” thereunder and acknowledges and agrees that such Loan Documents remain in full force and effect without impairment and without modification, except as amended by this Assumption Agreement, the Amendment to Cash Management Agreement, the Deposit Account Control Agreement and the other Assumption Documents, and that no rights or remedies of Noteholder under such Loan Documents have been waived.  New Guarantor affirms the truth and accuracy of all representations and warranties made by Guarantor in the Loan Documents as if such representations and warranties were made of and by New Guarantor on the Effective Date, except those representations are modified by the

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representations and warranties contained herein and in the other Assumption Documents, by New Guarantor.
7.Partial Release of Borrower; Release of Noteholder.  Noteholder releases Borrower for any acts or events occurring or obligations arising under the Loan Documents after the Effective Date with the exception of any liability of Borrower and/or obligations arising under the Loan Documents (a) based upon any material misrepresentation or breach of any covenant or agreement by Borrower in this Assumption Agreement or any other document executed in connection with this Assumption Agreement, (b) caused by or arising from the acts of Borrower, Current Guarantor and/or any of their agents, and/or (c) based upon (1) any environmental provisions in Section 13.1 of the Loan Agreement, (2) the Environmental Indemnity or (3) any of the other Loan Documents that are caused by or arise from the acts or omissions of Borrower, Current Guarantor or any of their agents or result from the existence of conditions existing prior to the Effective Date or migrating to or from any portion of a Property prior to the Effective Date, or result from a violation of Environmental Law (as defined in the Environmental Indemnity) prior to the Effective Date (collectively, the “Borrower Retained Obligations”).  Such Borrower Retained Obligations shall continue in full force and effect in accordance with the terms and provisions thereof and hereof.  Borrower shall bear the burden of proving when Hazardous Substances (as defined in the Environmental Indemnity) first existed upon, about or beneath a Property or began migrating to or from the Property and when a violation of Environmental Law first occurred. The foregoing burden of proof is for the benefit of the Noteholder, its successors and assigns, and is not for the benefit of any other party.  Borrower’s obligations under the Loan Documents with respect to the Borrower Retained Obligations shall not be discharged or reduced by any extension, amendment, renewal or modification to, the Note, the Loan Agreement, the Security Instrument or any other Loan Documents, including, without limitation, changes to the terms of repayment thereof, modifications, extensions or renewals of repayment dates, releases or subordinations of security in whole or in part, changes in the interest rate or advances of additional funds by Noteholder in its discretion for purposes related to those set forth in the Loan Documents.  Each of Borrower, Current Guarantor, Assumptor and New Guarantor hereby fully releases (on the Effective Date) Noteholder and any servicer(s) of the Loan from any liability of any kind arising out of or in connection with the Loan or the Loan Documents other than this Assumption Agreement.  From time to time without first requiring performance on the part of Assumptor, Noteholder may look to and require performance by Borrower of all Borrower Retained Obligations.  Borrower waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest and notices of dishonor of all or any part of the indebtedness now existing or hereafter arising under the Loan Documents.
8.Minimum Net Worth and Liquidity of New Guarantor.  Assumptor and New Guarantor acknowledge that it is a condition of Noteholder’s consent to the Transaction that New Guarantor has and shall at all times satisfy the Minimum Financial Criteria (as such terms are defined in the Guaranty) as required by the terms of the Guaranty, as amended by the Current Indemnitor Joinder and the New Indemnitor Joinder. Assumptor and New Guarantor acknowledge and agree that the failure of New Guarantor to satisfy and maintain the Minimum Financial Criteria shall, in Noteholder’s sole discretion, constitute an Event of Default under the Loan Documents.
9.Current Indemnitor Joinder.  Current Guarantor shall reaffirm its obligations under the Guaranty and Environmental Indemnity pursuant to the Current Indemnitor Joinder attached hereto as Exhibit I.
10.New Indemnitor Joinder.  New Guarantor shall assume the obligations of Current Guarantor under the Guaranty and the Environmental Indemnity pursuant to the New Indemnitor Joinder attached hereto as Exhibit H.

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11.Modifications to Original Loan Documents.  Assumptor, New Guarantor and Noteholder hereby agree that the Original Loan Documents are modified as set forth on Exhibit B attached hereto (the “Modifications”) effective as of the Effective Date.
12.No Other Modifications of the Loan Documents. Except as specifically provided for herein, the parties acknowledge and agree that the Transaction will not result in any modifications to the Original Loan Documents, and the Loan Assumption shall not constitute a novation.
13.Release and Covenant Not to Sue.  Borrower, Current Guarantor, Assumptor and New Guarantor, on behalf of themselves and their heirs, successors and assigns, hereby release and forever discharge Noteholder, Original Noteholder, each of their predecessors in interest and their successors and assigns, together with any officers, directors, partners, employees, investors, certificate holders and agents (including, without limitation, servicers of the loan) of each of the foregoing (collectively, the “Lender Parties”), from all debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, claims, damages, judgments, executions, actions, inactions, liabilities, demands or causes of action of any nature, at law or in equity, known or unknown, which Borrower, Original Guarantor, Assumptor and New Guarantor have as of the Effective Date by reason of any cause, matter, or thing through and including the Effective Date, that arise out of or relate to: (a) the Loan, including, without limitation, its funding, administration and servicing; (b) the Loan Documents; (c) the Properties and the Leases; (d) any reserve and/or escrow balances held by Noteholder or any servicers of the Loan; and (e) any other disclosed agreement or transaction between Borrower, Original Guarantor, Assumptor, New Guarantor and the Lender Parties.  The review by the Lender Parties of any surveys, reports, documents, instruments or written information provided by Borrower, Original Guarantor, Assumptor or New Guarantor or any of their respective agents in connection with the Loan or the Transaction is solely to determine whether Borrower, Original Guarantor, Assumptor and New Guarantor are properly discharging their respective obligations to Noteholder and are in substantial compliance with Noteholder’s underwriting requirements with respect to the Transaction, and may not be relied upon by Borrower, Original Guarantor, Assumptor or New Guarantor as a representation or warranty of compliance with the Loan Documents or any other agreement.  The Lender Parties owe no duty of care to Borrower, Original Guarantor, Assumptor, New Guarantor or any third party to protect against, or to inform such parties of, any negligent, faulty, inadequate or defective matter.  Borrower, Original Guarantor, Assumptor and New Guarantor, on behalf of themselves and their heirs, successors and assigns, covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any of the Lender Parties by reason of or in connection with any of the foregoing matters.
14.Certain Representations, Warranties and Covenants Regarding the Transaction.
a.Assignment.  Borrower and Assumptor each hereby represent and warrant to Noteholder that Borrower has irrevocably and unconditionally transferred and assigned to Assumptor all of Borrower’s right, title and interest in and to:
i.Each Property;
ii.The Loan Documents;
iii.All Leases related to each Property;
iv.All reciprocal easement agreements, operating agreements, and declarations of conditions, covenants and restrictions related to each Property;

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v.All prepaid rents and security deposits, if any, held by Borrower in connection with leases of any part of each Property; and
vi.All funds, if any, deposited in impound accounts held by or for the benefit of Noteholder pursuant to the terms of the Loan Documents.

Borrower and Assumptor each hereby further represents and warrants to Noteholder that no consent to the transfer of the Properties to Assumptor is required under any agreement to which Borrower or Assumptor is a party, including, without limitation, under any lease, operating agreement, mortgage or Security Instrument (other than the Loan Documents), or if such consent is required, that the parties have obtained all such consents. Borrower and Assumptor each hereby further represents and warrants to Noteholder that the Transaction is being performed in accordance with all Legal Requirements.

b.No Defaults.  Assumptor, Borrower, Current Guarantor and New Guarantor each hereby represents and warrants, to the best of its respective knowledge, that no Default or Event of Default has occurred and is continuing under any of the Loan Documents, as modified by this Assumption Agreement, the Current Indemnitor Joinder and the New Indemnitor Joinder, and all representations and warranties herein and in the other Loan Documents are true and correct in all material respects.
c.Loan Documents.  Assumptor and Borrower each represent and warrant as to itself to Noteholder that: (i) Assumptor has actual knowledge of all terms and conditions of the Loan Documents and agrees that Noteholder has no obligation or duty to provide any information to Assumptor regarding the terms and conditions of the Loan Documents; (ii) all representations, agreements and warranties in the Loan Documents regarding Borrower, its status, authority, financial condition and business shall apply to Assumptor as well as to Borrower, as though Assumptor was the borrower originally named in the Loan Documents, except as those representations and warranties are modified by the representations and warranties contained herein and in the other Assumption Documents; (iii) Assumptor understands and acknowledges that, except as expressly provided in a writing executed by Noteholder, Noteholder has not waived any right of Noteholder or obligation of Borrower or Assumptor under the Loan Documents and Noteholder has not agreed to any modification of any provision of any Loan Document or to any extension of the Loan.
d.Financial Statements.  Assumptor and New Guarantor represent and warrant to Noteholder that the financial statements of Assumptor and of New Guarantor, and their constituent entities, as applicable, previously delivered by Borrower, Assumptor or any of such parties to Noteholder: (i) are materially complete and correct; (ii) present fairly the financial condition of each of such parties; and (iii) except as disclosed to Noteholder, have been prepared in accordance with generally accepted accounting principles consistently applied or other accounting standards approved by Noteholder.  Assumptor and New Guarantor further represent and warrant to Noteholder that, since the date of such financial statements, there has been no material adverse change in the financial condition of any of such parties, nor have any assets or properties reflected on such financial statements been sold, transferred, assigned, mortgaged, pledged or encumbered except as previously disclosed in writing by Assumptor to Noteholder and approved in writing by Noteholder.
e.Reports.  Assumptor and New Guarantor represent and warrant to Noteholder that all reports, documents, instruments and information delivered to Noteholder in connection with Assumptor’s assumption of the Loan and New Guarantor’s assumption of all obligations of “Guarantor” of the Loan: (i) are correct in all material respects and sufficiently complete to give

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Noteholder accurate knowledge of their subject matter; and (ii) do not contain any misrepresentation of a material fact or omission of a material fact which omission makes the provided information misleading.
f.Assumptor Location.  Assumptor represents and warrants that its principal place of business is located at the following address: 1140 N. Williamson Blvd., Suite 140, Daytona Beach, Florida 32114.  Assumptor represents and warrants that its state of formation is Delaware.  All organizational documents of Assumptor delivered to Noteholder, including the organization chart set forth on Exhibit D attached hereto, are complete and accurate in every respect. Assumptor’s legal name is exactly as shown on page one of this Assumption Agreement.  Assumptor shall not change Assumptor’s name or, as applicable, Assumptor’s principal place of business, Assumptor’s principal residence or the jurisdiction in which Assumptor is organized, without giving Noteholder at least thirty (30) days’ prior written notice.
g.No Pledge of Equity Interests.  Assumptor and New Guarantor represent and warrant to Noteholder that no equity interest in Assumptor of an entity that, directly or indirectly, owns an equity interest in Assumptor has been pledged, hypothecated or otherwise encumbered as security for any obligation, and that no portion of the capital contributed to Assumptor, directly or indirectly, in connection with Assumptor’s acquisition of the Properties consist of borrowed funds.
h.Embargoed Person; ERISA; OFAC.  Assumptor and New Guarantor represent and warrant that none of the funds or other assets of Assumptor or New Guarantor constitute property of, or are beneficially owned, directly or indirectly, by any person, entity or government subject to trade restrictions under U.S. law, including but not limited to, the USA PATRIOT Act (including the anti-terrorism provisions thereof), the International Economic Powers Act, 50 U.S.C. §§ 1701, et. seq., the Trading with the Enemy Act, 50 U.S.C. App. 1 et. seq., and any Executive Orders or regulations promulgated thereunder, including those related to Specially Designated Nationals and Specially Designated Global Terrorists (“Embargoed Person”) and further warrant and represent that no Embargoed Person has any interest of any nature whatsoever in Assumptor or New Guarantor with the result that the investment in Assumptor (whether directly or indirectly) is prohibited by law.  Each of Assumptor and New Guarantor are in and shall remain in compliance with the provisions of the Loan Documents relating to ERISA and OFAC.
i.Balances.  Borrower, Original Guarantor, Assumptor and New Guarantor acknowledge that the amounts set forth in Recital F above are correct as of the Effective Date.
j.Rent Roll.  The Rent Roll (“Rent Roll”) attached as Exhibit E is a true, complete and accurate summary in all material respects of all Leases affecting each Property as of the Effective Date.
k.Leases.  The Leases are the only material leases affecting the Properties and are currently in full force and effect. Borrower has not been notified of any landlord default under any of the Leases. There are no leasing broker’s or finder’s commissions of any kind due or to become due with respect to any Leases or any Property. The rents and security deposits under the Leases shown on the Rent Roll are true and correct. Original Borrower has not received any prepaid rents or given any concessions for free or reduced rent under the Leases and will not accept any prepaid rents for more than one month in advance.
l.Financial Condition.  Assumptor and New Guarantor are solvent, and no proceeding under Creditors Rights Laws with respect to either Assumptor and/or New guarantor has been initiated, and Assumptor and New Guarantor have received reasonably equivalent value

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for Noteholder’s consent to the Transaction.  No petition in bankruptcy has been filed by or against Assumptor, New Guarantor or any Affiliate thereof within ten (10) years prior to the Effective Date, and neither Assumptor, New Guarantor nor any Affiliate thereof, in the last ten (10) years has ever made any assignment for the benefit of creditors or taken advantage of any Creditors Rights Laws.  Neither of Assumptor nor New Guarantor are contemplating either the filing of a petition by it under any Creditors Rights Laws or the liquidation of its assets or property, and neither of Assumptor nor New Guarantor has any knowledge of any Person contemplating the filing of any such petition against it.
15.Representations, Warranties and Covenants of Borrower.  Borrower hereby represents and warrants that:  (a) the direct and indirect ownership structure of Borrower prior to the Effective Date is as depicted on Exhibit C attached hereto; (b) each Borrower is duly formed, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to enter into and carry out the terms of this Assumption Agreement and the other documents to be executed by Borrower in connection herewith and to continue to carry out the terms of the applicable Loan Documents to which it is a party; (c) there is no action, proceeding or investigation involving any Borrower or any Property pending or, to any Borrower’s knowledge, threatened which questions, directly or indirectly, the validity or enforceability of this Assumption Agreement or the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto, or which could be reasonably anticipated by any Borrower to result in any material adverse change in the condition (financial or otherwise) or business of any Borrower; (d) this Assumption Agreement and the other Loan Documents to which each Borrower is a party constitute the legal, valid and binding obligations of each Borrower enforceable in accordance with their terms; (e) the execution and delivery of this Assumption Agreement by each Borrower does not contravene, result in a breach of or constitute a default under any deed of trust, deed to secure debt, mortgage, security instrument, indenture or other contract, agreement or undertaking to which each Borrower is a party or by which any property of each Borrower may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both) and, to each Borrower’s knowledge, do not violate or contravene any law, order, decree, rule or regulation to which any Borrower is subject; (f) each Security Instrument is a valid first lien mortgage on the applicable Property for the full unpaid principal amount of the Loan and all other amounts as stated therein; (g) to the best of Borrower’s knowledge, all provisions of the Loan Documents are in full force and effect, except as modified herein; (h) there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, which would enable any Borrower to avoid or delay timely performance of any such Borrower’s obligations under the Loan Documents; (i) there are no monetary encumbrances or liens of any kind or nature against any Borrower or any Property except those created by the Loan Documents or otherwise permitted under the Loan Documents; (j) all rights, priorities, titles, liens and equities securing the payment of Borrower’s obligations to Noteholder are expressly recognized as valid and are in all things renewed, continued and preserved in force to secure payment of such obligations; (k) the organizational documents of each Borrower have not been modified, amended, altered or changed since the date of the closing of the Loan without the prior written consent of Noteholder; and (l) the foregoing representations and warranties of Borrower do not contain any untrue statement of material fact or omit to state a material fact necessary in order to make such representations and warranties not materially misleading in light of the circumstances under which they are made.
16.Representations, Warranties and Covenants of Assumptor.  Assumptor hereby represents and warrants that:  (a) the direct and indirect ownership structure of Assumptor after the consummation of the Transaction as of the Effective Date is as depicted on Exhibit D attached hereto; (b) Assumptor is duly formed, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to enter into and carry out the terms of this Assumption Agreement and the other documents to be executed by Assumptor in connection herewith and to continue to carry out the terms of the applicable Loan Documents to which it is a party; (c) there is no action, proceeding or

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investigation involving Assumptor or any Property pending or, to Assumptor’s knowledge, threatened which questions, directly or indirectly, the validity or enforceability of this Assumption Agreement or the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto, or which could be reasonably anticipated by Assumptor to result in any material adverse change in the condition (financial or otherwise) or business of Assumptor; (d) this Assumption Agreement and the other Loan Documents to which Assumptor is a party constitute the legal, valid and binding obligations of Assumptor enforceable in accordance with their terms; (e) the execution and delivery of this Assumption Agreement by Assumptor does not contravene, result in a breach of or constitute a default under any deed of trust, deed to secure debt, mortgage, security instrument, indenture or other contract, agreement or undertaking to which Assumptor is a party or by which any property of Assumptor may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both) and, to Assumptor’s knowledge, do not violate or contravene any law, order, decree, rule or regulation to which Assumptor is subject; (f) each Security Instrument is a valid first lien mortgage on the applicable Property for the full unpaid principal amount of the Loan and all other amounts as stated therein; (g) to the best of Assumptor’s knowledge, all provisions of the Loan Documents are in full force and effect, except as modified herein; (h) there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, which would enable Assumptor to avoid or delay timely performance of any Assumptor’s obligations under the Loan Documents; (i) there are no monetary encumbrances or liens of any kind or nature against Assumptor or Property except those created by the Loan Documents or otherwise permitted under the Loan Documents; (j) all rights, priorities, titles, liens and equities securing the payment of Borrower’s obligations to Noteholder are expressly recognized as valid and are in all things renewed, continued and preserved in force to secure payment of such obligations; (k) the organizational documents of Assumptor delivered to Noteholder in connection with the Transaction are true and correct; and (l) the foregoing representations and warranties of Assumptor do not contain any untrue statement of material fact or omit to state a material fact necessary in order to make such representations and warranties not materially misleading in light of the circumstances under which they are made.
17.Representations, Warranties and Covenants of Current Guarantor.  Current Guarantor hereby represents and warrants that:  (a) Current Guarantor is duly formed, validly existing and in good standing under the laws State of Maryland, and has full power and authority to enter into and carry out the terms of this Assumption Agreement and the Current Indemnitor Joinder; (b) the direct and indirect ownership structure of Borrower prior to the Effective Date is as depicted on Exhibit C attached hereto; (c) there is no action, proceeding or investigation involving Current Guarantor pending or, to Current Guarantor’s knowledge, threatened which questions, directly or indirectly, the validity or enforceability of this Assumption Agreement, the Purchase Agreement or the other Loan Documents to which Current Guarantor is a party; (d) Current Guarantor is an Affiliate of Borrower and will derive substantial economic benefit from the Noteholder’s agreement to consent to the Transaction and there is adequate consideration for Current Guarantor’s execution of this Assumption Agreement and the Current Indemnitor Joinder; (e) this Assumption Agreement and the other Loan Documents to which Current Guarantor is a party constitutes the legal, valid and binding obligations of Current Guarantor enforceable in accordance with its terms; (f) the execution and delivery of this Assumption Agreement by Current Guarantor does not contravene, result in a breach of or constitute a default under any deed of trust, deed to secure debt, mortgage, security instrument, indenture or other contract, agreement or undertaking to which Current Guarantor is a party or by which Current Guarantor or any of their properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both) and, to Current Guarantor’s knowledge, do not violate or contravene any law, order, decree, rule or regulation to which Current Guarantor is subject; (g) to the best of Current Guarantor’s knowledge, all provisions of the Loan Documents are in full force and effect, except as modified herein; (h) there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, which would enable Current Guarantor to avoid or delay timely performance of Current Guarantor’s obligations under the Loan Documents; and (i) the foregoing representations and warranties of Current Guarantor do

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not contain any untrue statement of material fact or omit to state a material fact necessary in order to make such representations and warranties not materially misleading in light of the circumstances under which they are made.
18.Representations, Warranties and Covenants of New Guarantor.  New Guarantor hereby represents and warrants that:  (a) New Guarantor is duly formed, validly existing and in good standing under the laws State of Maryland, and has full power and authority to enter into and carry out the terms of this Assumption Agreement and the New Indemnitor Joinder; (b) the direct and indirect ownership structure of Assumptor after the consummation of the Transaction as of the Effective Date is as depicted on Exhibit D attached hereto; (c) there is no action, proceeding or investigation involving New Guarantor pending or, to New Guarantor’s knowledge, threatened which questions, directly or indirectly, the validity or enforceability of this Assumption Agreement, the Purchase Agreement or the other Loan Documents to which New Guarantor is a party; (d) New Guarantor is an Affiliate of Borrower and will derive substantial economic benefit from the Noteholder’s agreement to consent to the Transaction and there is adequate consideration for New Guarantor’s execution of this Assumption Agreement and the New Indemnitor Joinder; (e) this Assumption Agreement and the other Loan Documents to which New Guarantor is a party constitutes the legal, valid and binding obligations of New Guarantor enforceable in accordance with its terms; (f) the execution and delivery of this Assumption Agreement by New Guarantor does not contravene, result in a breach of or constitute a default under any deed of trust, deed to secure debt, mortgage, security instrument, indenture or other contract, agreement or undertaking to which New Guarantor is a party or by which New Guarantor or any of their properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both) and, to New Guarantor’s knowledge, do not violate or contravene any law, order, decree, rule or regulation to which New Guarantor is subject; (g) to the best of New Guarantor’s knowledge, all provisions of the Loan Documents are in full force and effect, except as modified herein; (h) there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, which would enable New Guarantor to avoid or delay timely performance of New Guarantor’s obligations under the Loan Documents; and (i) the foregoing representations and warranties of New Guarantor do not contain any untrue statement of material fact or omit to state a material fact necessary in order to make such representations and warranties not materially misleading in light of the circumstances under which they are made.
19.Deferred Maintenance.  Assumptor covenants and agrees that it will repair or cause to have repaired, in a good and workmanlike manner, free and clear of all mechanic's, materialmen’s or other similar Liens on the Property, all deferred maintenance described on Exhibit F attached hereto (the “Post-Closing Deferred Maintenance”), within the time frame specified on Exhibit F.  Assumptor further covenants and agrees that should such items of Post-Closing Deferred Maintenance not be repaired as provided herein, that an immediate Event of Default shall have occurred, and that Noteholder shall have all remedies available to it under the terms of the Loan Documents, including but not limited to the immediate right to accrue interest on the Loan at the Default Rate.
20.Post-Closing Obligations.  Assumptor covenants and agrees that it will cause all obligations described on Exhibit G attached hereto (the “Post-Closing Obligations”) to be completed within the time frame specified on Exhibit G.  Assumptor further covenants and agrees that should such items of Post-Closing Obligations not be completed as provided herein, that an immediate Event of Default shall have occurred, and that Noteholder shall have all remedies available to it under the terms of the Loan Documents, including but not limited to the immediate right to accrue interest on the Loan at the Default Rate.
21.Waiver of Acceleration.  Noteholder hereby confirms that conditions for the Assumption have been met and agrees that it shall not exercise its right to cause all sums secured by the Security Instruments to become immediately due and payable because of the conveyance of the Properties from

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Borrower to Assumptor; provided, however, Noteholder reserves its right under the terms of the Security Instruments or any other Loan Document to accelerate all principal and interest in the event of any subsequent sale, transfer, encumbrance or other conveyance of the Properties or any interest in Assumptor, except as permitted by the Loan Documents.
22.Hazardous Substances.  Without in any way limiting any other provision of this Assumption Agreement, Borrower expressly reaffirms as of the Effective Date, and Assumptor affirms as of the Effective Date and continuing hereafter:  (a) each and every representation and warranty in the Loan Documents respecting “Hazardous Substances” (except to the extent relating specifically to a prior date); and (b) each and every covenant and indemnity in the Loan Documents respecting “Hazardous Substances”.
23.Multiple Parties.  If more than one person or entity has signed this Assumption Agreement as Assumptor or Borrower, then all references in this Assumption Agreement to Assumptor or Borrower shall mean each and all of the persons so signing, as applicable.  The liability of all persons and entities signing shall be joint and several with all others similarly liable.
24.Confirmation of Security Interest.  Nothing contained herein shall affect or be construed to affect any lien, charge or encumbrance created by any Loan Document or the priority of that lien, charge or encumbrance.  All assignments and transfers by Borrower to Assumptor are subject to any security interest(s) held by Noteholder.
25.Integration; Interpretation.  The Loan Documents, including this Assumption Agreement, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated herein and supersede all prior negotiations.  The Loan Documents shall not be modified except by written instrument executed by Noteholder and Assumptor.  Any reference in any of the Loan Documents to the Properties shall include all or any parts of the Properties.
26.Successors and Assigns.  This Assumption Agreement is binding upon and shall inure to the benefit of the heirs, successors and assigns of the parties but subject to all prohibitions of transfers contained in any Loan Document.
27.WAIVER OF JURY TRIAL.  BORROWER, CURRENT GUARANTOR, ASSUMPTOR, NEW GUARANTOR, AND NOTEHOLDER, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE, RELINQUISH AND FOREVER FORGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THE LOAN DOCUMENTS OR THIS ASSUMPTION AGREEMENT.
28.Defaults; Attorneys’ Fees; Enforcement.  Any breach of Assumptor, New Guarantor, Borrower or Current Guarantor of any of the representations, warranties and covenants contained herein shall constitute a default (subject to all applicable notice, cure and grace periods) under the Loan Documents.  If any attorney is engaged by Noteholder to enforce,  construe or defend any provision of this Assumption Agreement, or as a consequence of any default under or breach of this Assumption Agreement, with or without the filing of any legal action or proceeding, Assumptor shall pay to Noteholder, upon demand, the amount of all attorneys’ fees and costs reasonably incurred by Noteholder in connection therewith, together with interest thereon from the date of such demand at the rate of interest applicable to the principal balance of the Note as specified therein.
29.Miscellaneous.

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a.This Assumption Agreement shall be governed and interpreted in accordance with Section 17.2 of the Loan Agreement.
b.Except as expressly provided otherwise herein, all terms used herein shall have the meaning given to them in the Loan Documents.
c.Time is of the essence of each term of the Loan Documents, including this Assumption Agreement.
d.If any provision of this Assumption Agreement or any of the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed therefrom and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had not been a part thereof.
30.Counterparts.  This Assumption Agreement may be executed in any number of counterparts, each of which when executed and delivered will be deemed an original and all of which taken together will be deemed to be one and the same instrument.

[SEE ATTACHED SIGNATURE PAGES]

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IN WITNESS WHEREOF, Noteholder, Assumptor, New Guarantor, Borrower, and Original Guarantor have caused this Assumption Agreement to be duly executed as of the Effective Date.

NOTEHOLDER:

WILMINGTON TRUST, NATIONAL ASSOCIATION, AS TRUSTEE, FOR THE BENEFIT OF THE REGISTERED HOLDERS OF WFRBS COMMERCIAL MORTGAGE TRUST 2014-C24, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2014-C24

By:Rialto Capital Advisors, LLC, a Delaware limited liability company, its attorney-in-fact By: /s/ Adam Singer Name: ~~Niral Shah~~ Adam Singer Title:Managing Director

CTO NNN Portfolio

Signature Page to Assumption Agreement

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BORROWER:	BLUEBIRD ARROWHEAD PHOENIX LLC, a Delaware limited liability company

By:Golden Arrow 6 LLC, a Delaware limited liability company,

its sole member

By:CTO Realty Growth, Inc., a Maryland corporation,

its sole member

By:  /s/ Steven R. Greathouse

Name: Steven R. Greathouse

Title:   Senior Vice President and Chief Investment Officer

CTO NNN Portfolio

Signature Page to Assumption Agreement

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BORROWER:	GOLDEN ARROW CLERMONT FL LLC, a Delaware limited liability company

By:Golden Arrow 6 LLC, a Delaware limited liability company,

its sole member

By:CTO Realty Growth, Inc., a Maryland corporation,

its sole member

By:  /s/ Steven R. Greathouse

Name: Steven R. Greathouse

Title:   Senior Vice President and Chief Investment Officer

CTO NNN Portfolio

Signature Page to Assumption Agreement

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BORROWER:	BLUEBIRD GERMANTOWN MD LLC, a Delaware limited liability company

By:Golden Arrow 6 LLC, a Delaware limited liability company,

its sole member

By:CTO Realty Growth, Inc., a Maryland corporation,

its sole member

By:  /s/ Steven R. Greathouse

Name: Steven R. Greathouse

Title:   Senior Vice President and Chief Investment Officer

CTO NNN Portfolio

Signature Page to Assumption Agreement

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BORROWER:	GOLDEN ARROW CHARLOTTE NC LLC, a Delaware limited liability company

By:Golden Arrow 6 LLC, a Delaware limited liability company,

its sole member

By:CTO Realty Growth, Inc., a Maryland corporation,

its sole member

By:  /s/ Steven R. Greathouse

Name: Steven R. Greathouse

Title:   Senior Vice President and Chief Investment Officer

CTO NNN Portfolio

Signature Page to Assumption Agreement

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BORROWER:	CTLC GOLDEN ARROW KATY LLC, a Delaware limited liability company

By:Golden Arrow 6 LLC, a Delaware limited liability company,

its sole member

By:CTO Realty Growth, Inc., a Maryland corporation,

its sole member

By:  /s/ Steven R. Greathouse

Name: Steven R. Greathouse

Title:   Senior Vice President and Chief Investment Officer

CTO NNN Portfolio

Signature Page to Assumption Agreement

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BORROWER:	BLUEBIRD RENTON WA LLC, a Delaware limited liability company

By:Golden Arrow 6 LLC, a Delaware limited liability company,

its sole member

By:CTO Realty Growth, Inc., a Maryland corporation,

its sole member

By:  /s/ Steven R. Greathouse

Name: Steven R. Greathouse

Title:   Senior Vice President and Chief Investment Officer

CTO NNN Portfolio

Signature Page to Assumption Agreement

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CURRENT GUARANTOR:	CTO REALTY GROWTH, INC., a Maryland corporation
By: /s/ Steven R. Greathouse Name: Steven R. Greathouse Title: Senior Vice President and Chief Investment Officer

CTO NNN Portfolio

Signature Page to Assumption Agreement

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ASSUMPTOR:

PINE21 ACQUISITIONS LLC, a Delaware limited liability company

By:

Alpine Income Property OP, LP, a Delaware limited partnership, its sole member

By:

Alpine Income Property GP, LLC, a Delaware limited liability company, its general partner

By:

Alpine Income Property Trust, Inc., a Maryland corporation, its sole member

By: __/s/ Steven R. Greathouse___

Name:Steven R. Greathouse

Title:Senior Vice President and Chief Investment Officer

CTO NNN Portfolio

Signature Page to Assumption Agreement

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NEW GUARANTOR:	ALPINE INCOME PROPERTY TRUST, INC., a Maryland corporation By: __/s/ Steven R. Greathouse_____________ Name: Steven R. Greathouse Title: Senior Vice President and Chief Investment Officer

CTO NNN Portfolio

Signature Page to Assumption Agreement

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SCHEDULE I

LIST OF BORROWER ENTITIES

Bluebird Arrowhead Phoenix LLC,

Golden Arrow Clermont FL LLC,

Bluebird Germantown MD LLC,

Golden Arrow Charlotte NC LLC,

CTLC Golden Arrow Katy LLC and

Bluebird Renton WA LLC, each a Delaware limited liability company

Sch. I - 1

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EXHIBIT A

FORM OF MEMORANDUM OF ASSUMPTION AGREEMENT

PREPARED BY AND)

WHEN RECORDED MAIL TO:)

)

Alston & Bird LLP)

Bank of America Plaza )

101 S. Tryon Street, Suite 4000)

Charlotte, NC  28280-4000)

Attn: James A. L. Daniel, Jr.)

MEMORANDUM OF ASSUMPTION AGREEMENT

WILMINGTON TRUST, NATIONAL ASSOCIATION, AS TRUSTEE, FOR THE BENEFIT OF THE REGISTERED HOLDERS OF WFRBS COMMERCIAL MORTGAGE TRUST 2014-C24, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2014-C24 (“Noteholder”), BLUEBIRD ARROWHEAD PHOENIX LLC, GOLDEN ARROW CLERMONT FL LLC, BLUEBIRD GERMANTOWN MD LLC, GOLDEN ARROW CHARLOTTE NC LLC, CTLC GOLDEN ARROW KATY LLC and BLUEBIRD RENTON WA LLC, each a Delaware limited liability company (individually or collectively as the context requires, “Borrower”), CTO REALTY GROWTH, INC., a Maryland corporation (“Current Guarantor”), ALPINE INCOME PROPERTY TRUST, INC., a Maryland corporation (“New Guarantor”), and PINE21 ACQUISITIONS LLC, a Delaware limited liability company (“Assumptor”), are parties to that certain Assumption Agreement dated of even date herewith (“Assumption Agreement”).  The undersigned parties agree that all obligations under that certain Promissory Note (“Note”) dated  as of September 30, 2014 in the original principal amount of $30,000,000.00, secured by that certain [Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing] executed by [Borrower] for the benefit of Wells Fargo Bank, National Association (“Original Noteholder”), which secures the Note and other obligations of Borrower (“Security Instrument”), and which Security Instrument was recorded on [____], as Document No. [____], in the recorder’s office of the [____] County, [____] (“Official Records”), the Original Noteholder’s interest under which was assigned by Original Noteholder to Noteholder by instrument dated effective as of [____], and recorded on [____], as Document No. [____] in the Official Records; and all other Loan Documents (as defined in the Assumption Agreement) securing the real property described on Exhibit A, have been assumed by Assumptor upon the terms and conditions set forth in the Assumption Agreement.  The Assumption Agreement is by this reference incorporated herein and made a part hereof.  This Memorandum of Assumption Agreement may be executed in any number of counterparts, each of which when executed and delivered will be deemed an original and all of which taken together will be deemed to be one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

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IN WITNESS WHEREOF, Noteholder, Assumptor, New Guarantor, Borrower, and Current Guarantor have caused this Memorandum of Assumption Agreement to be duly executed as of ____________________ ____, 2021.

NOTEHOLDER:

WILMINGTON TRUST, NATIONAL ASSOCIATION, AS TRUSTEE, FOR THE BENEFIT OF THE REGISTERED HOLDERS OF WFRBS COMMERCIAL MORTGAGE TRUST 2014-C24, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2014-C24

By:Rialto Capital Advisors, LLC, a Delaware limited liability company, its attorney-in-fact By: Name: Niral Shah Title:Managing Director

STATE OF FLORIDA
COUNTY OF _____________

The foregoing instrument was acknowledged before me by means of  ⌧ physical presence or ◻ online notarization, this _____ day of ________, 2021, by Niral Shah, as Managing Director of Rialto Capital Advisors, LLC, a Delaware limited liability company, on behalf of WILMINGTON TRUST, NATIONAL ASSOCIATION, AS TRUSTEE, FOR THE BENEFIT OF THE REGISTERED HOLDERS OF WFRBS COMMERCIAL MORTGAGE TRUST 2014-C24, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2014-C24, as its attorney-in-fact, who is ◻ personally known to me or ◻ who has produced ______________________________ as identification.

(NOTARY SEAL)

Notary Public Signature

(Name typed, printed or stamped)

Notary Public-State of Florida

Commission No.:

My Commission Expires:

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BORROWER:	BLUEBIRD ARROWHEAD PHOENIX LLC, a Delaware limited liability company

By:Golden Arrow 6 LLC, a Delaware limited liability company,

its sole member

By:CTO Realty Growth, Inc., a Maryland corporation,

its sole member

By:

Name: Steven R. Greathouse

Title:   Senior Vice President and Chief Investment Officer

STATE OF FLORIDA
COUNTY OF _____________

The foregoing instrument was acknowledged before me by means of  ⌧ physical presence or ◻ online notarization, this _____ day of ________, 2021, by Steven R. Greathouse, as Senior Vice President and Chief Investment Officer of CTO Realty Growth, Inc., a Maryland corporation, the Sole Member of GOLDEN ARROW 6 LLC, a Delaware limited liability company, the Sole Member of BLUEBIRD ARROWHEAD PHOENIX LLC, a Delaware limited liability company, on behalf of said company, who is ◻ personally known to me or ◻ who has produced ______________________________ as identification.

(NOTARY SEAL)

Notary Public Signature

(Name typed, printed or stamped)

Notary Public-State of Florida

Commission No.:

My Commission Expires:

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GOLDEN ARROW CHARLOTTE NC LLC, a Delaware limited liability company

By:Golden Arrow 6 LLC, a Delaware limited liability company,

its sole member

By:CTO Realty Growth, Inc., a Maryland corporation,

its sole member

By:

Name: Steven R. Greathouse

Title:   Senior Vice President and Chief Investment Officer

STATE OF FLORIDA
COUNTY OF _____________

The foregoing instrument was acknowledged before me by means of  ⌧ physical presence or ◻ online notarization, this _____ day of ________, 2021, by Steven R. Greathouse, as Senior Vice President and Chief Investment Officer of CTO Realty Growth, Inc., a Maryland corporation, the Sole Member of GOLDEN ARROW 6 LLC, a Delaware limited liability company, the Sole Member of GOLDEN ARROW CHARLOTTE NC LLC, a Delaware limited liability company, on behalf of said company, who is ◻ personally known to me or ◻ who has produced ______________________________ as identification.

(NOTARY SEAL)

Notary Public Signature

(Name typed, printed or stamped)

Notary Public-State of Florida

Commission No.:

My Commission Expires:

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CTLC GOLDEN ARROW KATY LLC, a Delaware limited liability company

By:Golden Arrow 6 LLC, a Delaware limited liability company,

its sole member

By:CTO Realty Growth, Inc., a Maryland corporation,

its sole member

By:

Name: Steven R. Greathouse

Title:   Senior Vice President and Chief Investment Officer

STATE OF FLORIDA
COUNTY OF _____________

The foregoing instrument was acknowledged before me by means of  ⌧ physical presence or ◻ online notarization, this _____ day of ________, 2021, by Steven R. Greathouse, as Senior Vice President and Chief Investment Officer of CTO Realty Growth, Inc., a Maryland corporation, the Sole Member of GOLDEN ARROW 6 LLC, a Delaware limited liability company, the Sole Member of CTLC GOLDEN ARROW KATY LLC, a Delaware limited liability company, on behalf of said company, who is ◻ personally known to me or ◻ who has produced ______________________________ as identification.

(NOTARY SEAL)

Notary Public Signature

(Name typed, printed or stamped)

Notary Public-State of Florida

Commission No.:

My Commission Expires:

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BLUEBIRD RENTON WA LLC, a Delaware limited liability company

By:Golden Arrow 6 LLC, a Delaware limited liability company,

its sole member

By:CTO Realty Growth, Inc., a Maryland corporation,

its sole member

By:

Name: Steven R. Greathouse

Title:   Senior Vice President and Chief Investment Officer

STATE OF FLORIDA
COUNTY OF _____________

The foregoing instrument was acknowledged before me by means of  ⌧ physical presence or ◻ online notarization, this _____ day of ________, 2021, by Steven R. Greathouse, as Senior Vice President and Chief Investment Officer of CTO Realty Growth, Inc., a Maryland corporation, the Sole Member of GOLDEN ARROW 6 LLC, a Delaware limited liability company, the Sole Member of BLUEBIRD RENTON WA LLC, a Delaware limited liability company, on behalf of said company, who is ◻ personally known to me or ◻ who has produced ______________________________ as identification.

(NOTARY SEAL)

Notary Public Signature

(Name typed, printed or stamped)

Notary Public-State of Florida

Commission No.:

My Commission Expires:

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GOLDEN ARROW CLERMONT FL LLC, a Delaware limited liability company

By:Golden Arrow 6 LLC, a Delaware limited liability company,

its sole member

By:CTO Realty Growth, Inc., a Maryland corporation,

its sole member

By:

Name: Steven R. Greathouse

Title:   Senior Vice President and Chief Investment Officer

STATE OF FLORIDA
COUNTY OF _____________

The foregoing instrument was acknowledged before me by means of  ⌧ physical presence or ◻ online notarization, this _____ day of ________, 2021, by Steven R. Greathouse, as Senior Vice President and Chief Investment Officer of CTO Realty Growth, Inc., a Maryland corporation, the Sole Member of GOLDEN ARROW 6 LLC, a Delaware limited liability company, the Sole Member of GOLDEN ARROW CLERMONT FL LLC, a Delaware limited liability company, on behalf of said company, who is ◻ personally known to me or ◻ who has produced ______________________________ as identification.

(NOTARY SEAL)

Notary Public Signature

(Name typed, printed or stamped)

Notary Public-State of Florida

Commission No.:

My Commission Expires:

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BLUEBIRD GERMANTOWN MD LLC, a Delaware limited liability company

By:	Golden Arrow 6 LLC, a Delaware limited liability company, its sole member

By:	CTO Realty Growth, Inc., a Maryland corporation, its sole member

By:

Name:Steven R. Greathouse

Title:Senior Vice President and Chief Investment Officer

STATE OF FLORIDA
COUNTY OF _____________

The foregoing instrument was acknowledged before me by means of  ⌧ physical presence or ◻ online notarization, this _____ day of ________, 2021, by Steven R. Greathouse, as Senior Vice President and Chief Investment Officer of CTO Realty Growth, Inc., a Maryland corporation, the Sole Member of GOLDEN ARROW 6 LLC, a Delaware limited liability company, the Sole Member of BLUEBIRD GERMANTOWN MD LLC, a Delaware limited liability company, on behalf of said company, who is ◻ personally known to me or ◻ who has produced ______________________________ as identification.

(NOTARY SEAL)

Notary Public Signature

(Name typed, printed or stamped)

Notary Public-State of Florida

Commission No.:

My Commission Expires:

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CURRENT GUARANTOR:	CTO REALTY GROWTH, INC., a Maryland corporation
By: Name: Steven R. Greathouse Title: Senior Vice President and Chief Investment Officer

STATE OF FLORIDA
COUNTY OF _____________

The foregoing instrument was acknowledged before me by means of  ⌧ physical presence or ◻ online notarization, this _____ day of ________, 2021, by Steven R. Greathouse, as Senior Vice President and Chief Investment Officer of CTO Realty Growth, Inc., a Maryland corporation, on behalf of said company, who is ◻ personally known to me or ◻ who has produced ______________________________ as identification.

(NOTARY SEAL)

Notary Public Signature

(Name typed, printed or stamped)

Notary Public-State of Florida

Commission No.:

My Commission Expires:

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ASSUMPTOR:

PINE21 ACQUISITIONS LLC, a Delaware limited liability company

By:Alpine Income Property OP, LP, a Delaware limited partnership, its sole member

By:Alpine Income Property GP, LLC, a Delaware

limited liability company, its general partner

By: Alpine Income Property Trust, Inc., a Maryland corporation, its sole member

By: _______________________________

Name: Steven R. Greathouse

Title: Senior Vice President and Chief Investment Officer

STATE OF FLORIDA
COUNTY OF _____________

The foregoing instrument was acknowledged before me by means of  ☐ physical presence or ☐ online notarization, this _____ day of ________, 2021, by Steven R. Greathouse, as Senior Vice President and Chief Investment Officer of Alpine Income Property Trust, Inc., a Maryland corporation, the Sole Member of ALPINE INCOME PROPERTY GP, LLC, a Delaware limited liability company, the General Partner of ALPINE INCOME Property OP, LP, a Delaware limited partnership, the Sole Member of PINE21 ACQUISITIONS LLC, a Delaware limited liability company, on behalf of said company, who is ☐ personally known to me or ☐ who has produced ______________________________ as identification.

(NOTARY SEAL)

Notary Public Signature

(Name typed, printed or stamped)

Notary Public-State of Florida

Commission No.:

My Commission Expires:

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NEW GUARANTOR:	ALPINE INCOME PROPERTY TRUST, INC., a Maryland corporation By: ___________________________________ Name: Steven R. Greathouse Title: Senior Vice President and Chief Investment Officer

STATE OF FLORIDA
COUNTY OF ____________

The foregoing instrument was acknowledged before me by means of ☐ physical presence or ☐ online notarization, this _____ day of ________, 2021, by Steven R. Greathouse, as Senior Vice President and Chief Investment Officer of ALPINE INCOME PROPERTY TRUST, INC., a Maryland corporation, on behalf of said company, who is ☐ personally known to me or ☐ who has produced ______________________________ as identification.

(NOTARY SEAL)

Notary Public Signature

(Name typed, printed or stamped)

Notary Public-State of Florida

Commission No.:

My Commission Expires:

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EXHIBIT A to EXHIBIT A

LEGAL DESCRIPTION

[TO BE ATTACHED]

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EXHIBIT B

MODIFICATIONS TO ORIGINAL LOAN DOCUMENTS

1.	All references to “Borrower in the Loan Documents shall mean Assumptor.
2.	All references to “Guarantor” in the Loan Documents shall mean New Guarantor.
3.	All references to “Lender in the Loan Documents shall mean Noteholder.
4.	The following definition of “Assumption Agreement” is hereby added to Section 1.1 of the Loan Agreement:

“Assumption Agreement” shall mean that certain Assumption Agreement dated as of June 30, 2021, by and among Borrower, Guarantor, Lender, Bluebird Arrowhead Phoenix LLC, Golden Arrow Clermont FL LLC, Bluebird Germantown MD LLC, Golden Arrow Charlotte NC LLC, CLTC Golden Arrow Katy LLC and Bluebird Renton WA LLC, each a Delaware limited liability company and CTO Realty Growth, Inc., a Maryland corporation.

5.	The definition of “Cash Management Agreement” in Section 1.1 of the Loan Agreement is hereby modified to refer to the Cash Management Agreement, as amended by the Amendment to Cash Management Agreement, as the same may be further amended, restated, supplemented or otherwise modified from time to time.
6.	The following definition of “Deposit Account Post-Closing Obligation” is hereby added to Section 1.1 of the Loan Agreement:

“Deposit Account Post-Closing Obligation” shall have the meaning set forth in the Assumption Agreement.

7.	The definition of “Environmental Indemnity” in Section 1.1 of the Loan Agreement is hereby modified to refer to the Environmental Indemnity together with the Current Indemnitor Joinder and the New Indemnitor Joinder, as the same may be amended, restated, supplemented or otherwise modified from time to time.
8.	The definition of “Guaranty” in Section 1.1 of the Loan Agreement is hereby modified to refer to the Guaranty together with the Current Indemnitor Joinder and the New Indemnitor Joinder, as the same may be amended, restated, supplemented or otherwise modified from time to time.
9.	The definition of “Loan Documents” in Section 1.1 of the Loan Agreement is hereby modified to the definition contained in Recital D above.
10.	The following definition of “Post-Closing Estoppels” is hereby added to Section 1.1 of the Loan Agreement:

“Post-Closing Estoppels” shall mean the Tenant estoppel certificates required to be delivered to Lender in connection with the Tenant Estoppel Post-Closing Obligation.

11.	The following definition of “Seller Estoppels” is hereby added to Section 1.1 of the Loan Agreement:

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“Seller Estoppels” shall mean the seller estoppel certificates required to be delivered to Lender in accordance with the terms of the Assumption Agreement.

12.	The following definition of “Tenant Estoppel Post-Closing Obligation” is hereby added to Section 1.1 of the Loan Agreement:

“Tenant Estoppel Post-Closing Obligation” shall have the meaning set forth in the Assumption Agreement.

13.	The definition of “Title Insurance Policy” in Section 1.1 of the Loan Agreement is hereby modified to refer to the Replacement Title Insurance Policy.
14.	Section 3.10 of the Loan Agreement is hereby deleted and replaced with the following:

Section 3.10Borrower Information. Borrower’s principal place of business and its chief executive office as of the date hereof is: 1140 N. Williamson Blvd., Suite 140, Daytona Beach, Florida 32114.  Borrower’s mailing address, as set forth in Section 14.1 hereof, as amended, or as changed in accordance with the provisions hereof, is true and correct. Borrower is not subject to back-up withholding taxes.

15.	The notice addresses of Lender and Borrower set forth in Section 14.1 of the Loan Agreement, together with all other references to the addresses of the Lender and Borrower in the Original Loan Documents, are hereby deleted and replaced with the following:
If to Lender:

WILMINGTON TRUST, NATIONAL ASSOCIATION, AS TRUSTEE, FOR THE BENEFIT OF THE REGISTERED HOLDERS OF WFRBS COMMERCIAL MORTGAGE TRUST 2014-C24, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2014-C24

c/o Wells Fargo Commercial Mortgage Servicing

401 South Tryon Street, 8th Floor

Charlotte, NC 28202-1934

MAC D1050-084

Attn: Asset Manager

Fax: 705.715.0036

With a copy to:	Alston & Bird LLP Bank of America Plaza 101 S. Tryon Street, Suite 4000 Charlotte, NC 28280-4000 Attn: James A. L. Daniel, Jr. Fax: 704.444.1776

If to Borrower:	Pine21 Acquisitions LLC 1190 N. Williamson Blvd., Suite 140 Daytona Beach, FL 32114 Attn: Steven R. Greathouse Fax: 386.274.1223

With a copy to:	Lowndes, Drosdick, Doster, Kantor & Reed, P.A. 201 North Eola Drive

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Orlando, FL 32801 Attn: Joaquin E. Martinez Fax: 407.843.4444

16.	The following subsections (xii), (xiii) and (xiv) are hereby added to Section 13.1(a) of the Loan Agreement:

(xii)Borrower’s failure to satisfy the Deposit Account Post-Closing Obligation, provided such Losses shall accrue as of the date of the Assumption Agreement;

(xiii)Borrower’s failure to satisfy the Tenant Estoppel Post-Closing Obligation; and/or

(xiv)in the event any defaults are disclosed by the Post-Closing Estoppels which were not disclosed by the Seller Estoppels.

17.	The organizational chart attached as Schedule II to the Loan Agreement is hereby deleted and replaced with the organizational chart of Assumptor attached hereto as Exhibit D.
18.	The minimum Liquidity (as defined in the Guaranty) set forth in Section 21(j) of the Guaranty is hereby increased from $250,000.00 to $1,000,000.00.

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EXHIBIT C

BORROWER’S CURRENT ORGANIZATIONAL CHART

[ATTACHED]

C-1

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EXHIBIT D

SCHEDULE II TO THE LOAN AGREEMENT

ASSUMPTOR ORGANIZATIONAL CHART

[ATTACHED]

D-1

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EXHIBIT E

RENT ROLL

[ATTACHED]

E-1

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EXHIBIT F

DEFERRED MAINTENANCE ITEMS

The following items shall be repaired within ninety (90) days of the Effective Date:

Harris Teeter Property:

●	Water is ponding on the floor near the front entrance of the store (interior) due to an active HVAC leak.
●	Several wood tie retaining wall pieces are rotting/missing/deteriorated at the back of the site.

The following items shall be repaired within ninety (90) days of the Effective Date:

Rite Aid:

●	The south side roof drain system has a large amount of organic debris in the drain depressions.

The following items shall be repaired within one hundred eighty (180) days of the Effective Date:

Walgreen Property:

●	The asphalt top coat is faded at 90% pervasiveness.
●	Microbial growth is observable on the exterior wall primarily at the northeast section at 20% pervasiveness.

F-1

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EXHIBIT G

POST-CLOSING OBLIGATIONS

1.	Assumptor shall ensure (a) a Deposit Account (as defined in the Cash Management Agreement) is opened and established pursuant to the terms of the Deposit Account Control Agreement, (b) such Deposit Account has a valid P.O. Box into which Tenants may directly deposit Rents and (c) Tenant Direction Letters have been sent to all Tenants directing such Tenants to deposit Rents directly into the Deposit Account, all within thirty (30) days after the date hereof (such obligations, including the satisfaction thereof within the specified time period, collectively, the “Deposit Account Post-Closing Obligation”).

2.	Assumptor shall deliver “clean” Tenant estoppel certificates to Noteholder confirming the items set forth on the seller estoppel certificates delivered from the applicable Borrower in favor of Noteholder with respect to the following Tenants: (1) Walgreens (Florida), (2) Big Lots (Maryland), (3) Big Lots (Arizona) and (4) Rite Aid (Washington), which estoppel certificates shall be delivered within thirty (30) days after the date hereof (such obligations, including the satisfaction thereof within the specified time period, collectively, the “Tenant Estoppel Post-Closing Obligation”).

G-1

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EXHIBIT H

NEW INDEMNITOR JOINDER

[ATTACHED]

New Indemnitor Joinder-1

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EXHIBIT I

CURRENT INDEMNITOR JOINDER

[ATTACHED]

Current Indemnitor Joinder-1

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